Exhibit 4.1

Execution Version

Advanced Micro Devices, Inc.

THIRD SUPPLEMENTAL INDENTURE

Dated as of August 17, 2026

U.S. Bank Trust Company, National Association

Trustee

Third Supplemental Indenture dated as of August 17, 2026 (the “Supplemental Indenture”) between Advanced Micro Devices, Inc., a Delaware corporation (the “Company”), and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”).

RECITALS

A. The Company and the Trustee are parties to an Indenture, dated as of June 9, 2022 (the “Base Indenture”), which provides for the issuance by the Company from time to time of debt securities in one or more Series. The Base Indenture, as supplemented and amended by this Supplemental Indenture, is herein referred to as the “Indenture.” Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Base Indenture.

B. The Company has authorized the issuance of $1,250,000,000 aggregate principal amount of 4.600% Senior Notes due 2029 (the “2029 Notes”), $1,500,000,000 aggregate principal amount of 5.000% Senior Notes due 2031 (the “2031 Notes”), $1,000,000,000 aggregate principal amount of 5.250% Senior Notes due 2033 (the “2033 Notes”), $1,000,000,000 aggregate principal amount of 5.500% Senior Notes due 2036 (the “2036 Notes”, together with the 2029 Notes, the 2031 Notes and the 2033 Notes, the “Notes”).

C. The Company desires to enter into this Supplemental Indenture pursuant to Section 9.1(i) of the Base Indenture, without the consent of Holders, to establish the form and terms of the Notes as new Series of Securities as permitted by Sections 2.1 and Section 2.2 of the Base Indenture.

NOW, THEREFORE, for and in consideration of the foregoing premises, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Notes as follows:

ARTICLE I

DESIGNATION AND TERMS OF THE SERIES

Section 1.1. Terms of the Notes.

The 2029 Notes are hereby created and designated a series of Securities under the Base Indenture titled “4.600% Senior Notes due 2029”, the 2031 Notes are hereby created and designated a series of Securities under the Base Indenture titled “5.000% Senior Notes due 2031”, the 2033 Notes are hereby created and designated a series of Securities under the Base Indenture titled “5.250% Senior Notes due 2033” and the 2036 Notes are hereby created and designated a series of Securities under the Base Indenture titled “5.500% Senior Notes due 2036.” The following terms relate to the Notes:

(1) The 2029 Notes shall constitute a separate Series of Securities under the Indenture having the title “4.600% Senior Notes due 2029”, the 2031 Notes shall constitute a separate Series of Securities under the Indenture having the title “5.000% Senior Notes due 2031”, the 2033 Notes shall constitute a separate Series of Securities under the Indenture having the title “5.250% Senior Notes due 2033” and the 2036 Notes shall constitute a separate Series of Securities under the Indenture having the title “5.500% Senior Notes due 2036.”

(2) The aggregate principal amount of the 2029 Notes (the “Initial 2029 Notes”) that may be initially authenticated and delivered under the Indenture shall be $1,250,000,000. The aggregate principal amount of the 2031 Notes (the “Initial 2031 Notes”) that may be initially authenticated and delivered under the Indenture shall be $1,500,000,000. The aggregate principal amount of the 2033 Notes (the “Initial 2033 Notes”) that may be initially authenticated and delivered under the Indenture shall be

$1,000,000,000. The aggregate principal amount of the 2036 Notes (the “Initial 2036 Notes”) that may be initially authenticated and delivered under the Indenture shall be $1,000,000,000. The Company may from time to time, without notice to or the consent of the Holders or beneficial owners of the 2029 Notes, the 2031 Notes, the 2033 Notes or the 2036 Notes, as the case may be, issue additional 2029 Notes (in any such case “Additional 2029 Notes”), additional 2031 Notes (in any such case “Additional 2031 Notes”), additional 2033 Notes (in any such case “Additional 2033 Notes”) or additional 2036 Notes (in any such case “Additional 2036 Notes”), as the case may be, having the same priority, interest rate, maturity and/or other terms as the Initial 2029 Notes, the Initial 2031 Notes, the Initial 2033 Notes or the Initial 2036 Notes, as the case may be, (other than the date of issuance, public offering price and, under certain circumstances, the date from which interest thereon will begin to accrue, the initial Interest Payment Date). Any Additional 2029 Notes, Additional 2031 Notes, Additional 2033 Notes or Additional 2036 Notes shall constitute a single series under the Indenture, provided that if such Additional 2029 Notes, Additional 2031 Notes, Additional 2033 Notes or Additional 2036 Notes, as the case may be, are not fungible with the Initial 2029 Notes, the Initial 2031 Notes, the Initial 2033 Notes or the Initial 2036 Notes, respectively, for U.S. federal income tax purposes, the applicable Additional 2029 Notes, Additional 2031 Notes, Additional 2033 Notes or Additional 2036 Notes will have one or more separate CUSIP numbers. All references to the 2029 Notes shall include the Initial 2029 Notes and any Additional 2029 Notes, unless the context otherwise requires. All references to the 2031 Notes shall include the Initial 2031 Notes and any Additional 2031 Notes, unless the context otherwise requires. All references to the 2033 Notes shall include the Initial 2033 Notes and any Additional 2033 Notes, unless the context otherwise requires. All references to the 2036 Notes shall include the Initial 2036 Notes and any Additional 2036 Notes, unless the context otherwise requires. The aggregate principal amount of Additional 2029 Notes, Additional 2031 Notes, Additional 2033 Notes and Additional 2036 Notes shall be unlimited.

(3) The rate at which the 2029 Notes shall bear interest shall be 4.600% per year, the rate at which the 2031 Notes shall bear interest shall be 5.000% per year, the rate at which the 2033 Notes shall bear interest shall be 5.250% per year and the rate at which the 2036 Notes shall bear interest shall be 5.500% per year. The date from which interest shall accrue on the Notes shall be August 17, 2026, or the most recent applicable Interest Payment Date to which interest has been paid or provided for. The Interest Payment Dates for the Notes shall be February 17 and August 17 of each year, beginning February 17, 2027. Interest shall be payable on each Interest Payment Date to the holders of record at the close of business on February 1 and August 1 prior to each Interest Payment Date (in connection with the Notes, a “Regular Record Date”). The basis upon which interest shall be calculated shall be that of a 360-day year consisting of twelve 30-day months.

(4) The 2029 Notes will mature on August 17, 2029, the 2031 Notes will mature on August 17, 2031, the 2033 Notes will mature on August 17, 2033 and the 2036 Notes will mature on August 17, 2036, unless redeemed in accordance with Section 1.3 of this Supplemental Indenture or repurchased prior to such Stated Maturity. Payments under the 2029 Notes, the 2031 Notes, the 2033 Notes or the 2036 Notes that are not made when due shall bear interest at the interest rate for such Notes set forth above from the required payment date.

(5) The Notes shall be issuable in whole in the form of one or more registered Global Securities, and the Depositary for such Global Securities shall be The Depository Trust Company, New York, New York (“Depositary”). The 2029 Notes, the 2031 Notes, the 2033 Notes and 2036 Notes shall be substantially in the forms attached hereto as Exhibit A, Exhibit B, Exhibit C and Exhibit D, respectively, the terms of which are herein incorporated by reference.

(6) The Notes shall be denominated in Dollars and shall be issuable in minimum denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

(7) The Notes may be redeemed at the option of the Company prior to their Stated Maturity, as provided in Section 1.3 of this Supplemental Indenture.

(8) The Notes will not have the benefit of any sinking fund.

(9) Except as provided herein, the Holders of the Notes shall have no special rights in addition to those provided in the Base Indenture upon the occurrence of any particular events.

(10) The Notes will be senior unsecured obligations of the Company.

(11) The Notes are not convertible into shares of common stock or other securities of the Company.

(12) The restrictive covenants set forth in Section 1.4 of this Supplemental Indenture shall be applicable to the Notes.

(13) The Notes are not repayable at the option of the Holders except as provided in Section 1.4.3.

(14) The Notes are initially to be issued as Global Securities.

(15) The Trustee, Registrar and Paying Agent shall be U.S. Bank Trust Company, National Association.

(16) The Notes will not initially be guaranteed by the Company’s direct or indirect Subsidiaries.

The changes, modifications and supplements to the Base Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Notes and shall not apply to any other Series of Securities that may be issued under the Base Indenture unless a supplemental indenture with respect to such other Series of Securities specifically incorporates such changes, modifications and supplements.

Section 1.2. Defined Terms.

Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Base Indenture. As used herein, the following additional defined terms shall have the following meanings with respect to the Notes only:

“Applicable Par Call” means the 2029 Notes Par Call Date, in the case of the 2029 Notes, the 2031 Notes Par Call Date, in the case of the 2031 Notes, means the 2033 Notes Par Call Date, in the case of the 2033 Notes and the 2036 Notes Par Call Date, in the case of the 2036 Notes.

“Attributable Debt” with regard to a sale and lease-back transaction of Principal Property means the lesser of:

(1)	the fair market value of such Principal Property as determined in good faith by the Board of Directors; or

(2)

discounted present value (discounted at a rate per annum equal to the average interest borne by all outstanding debt securities issued under the Indenture (which may include debt securities in addition to the Notes such as the Existing Notes) determined on a weighted average basis and compounded semi-annually) of all net rentals under the lease.

“Bankruptcy Law” means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

“Business Day” means a day other than a Saturday, Sunday or other day on which banking institutions are authorized or required by law to close in the City of New York, New York (or in connection with any payment, the place of payment).

“Capital Stock” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests, (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and (f) any and all warrants, rights or options to purchase any of the foregoing.

“Change of Control” means the occurrence of any one or more of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of the Company’s Subsidiaries taken as a whole to any “person” (as such term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one or more of the Company’s direct or indirect Subsidiaries; (2) an event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a “person” or “group” shall be deemed to have “beneficial ownership” of all Capital Stock that such “person” or “group” has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of more than fifty percent (50%) of the Company’s Capital Stock entitled to vote in the election of members of the Board of Directors (or equivalent governing body); provided, however, that a person shall not be deemed beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s affiliates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (ii) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act; (3) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or the outstanding Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person or any direct or indirect parent company of any surviving Person immediately after giving effect to such transaction; or (4) the adoption by the Board of Directors or the Company’s stockholders of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (i) the Company becomes a direct or indirect wholly-owned Subsidiary of a holding company and (ii)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction, in the aggregate, are substantially the same and in substantially the same proportion as the holders of the Company’s Voting Stock, in the aggregate, immediately prior to that transaction or (B) immediately following that transaction no “person” (as such term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of clause (i) above) becomes the beneficial owner, directly or indirectly, of a majority of total voting power of the Voting Stock of such holding company.

“Change of Control Offer” has the meaning set forth in Section 1.4.3(a) of this Supplemental Indenture.

“Change of Control Payment” has the meaning set forth in Section 1.4.3(a) of this Supplemental Indenture.

“Change of Control Payment Date” has the meaning set forth in Section 1.4.3(a) of this Supplemental Indenture.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Company Order” means a written order signed in the name of the Company by an Officer and delivered to the Trustee.

“Consolidated Net Tangible Assets” means, at any date on which the Company effects a transaction requiring such Consolidated Net Tangible Assets to be measured hereunder, the total assets (less applicable reserves) appearing on the Company’s most recent consolidated balance sheet, prepared in accordance with GAAP, after deducting: (1) total current liabilities, excluding notes and loans payable, current maturities of long-term indebtedness, and current maturities of capital leases; and (2) intangible assets, to the extent included in total assets.

When calculating the amount of Consolidated Net Tangible Assets and the application of such term under the Indenture’s covenants in connection with any financing, acquisition, disposition, or other transaction, including any sale and lease-back transaction, or the closing of a revolving credit facility (each, a “Limited Condition Transaction”), in each case, at the option of the Company (the Company’s election to exercise such option, an “LCT Election”), the date of determination of Consolidated Net Tangible Assets and whether any such Limited Condition Transaction is permitted under the Indenture shall be deemed to be the date (the “LCT Test Date”) either (a) the definitive agreement for such Limited Condition Transaction is entered into, or (b) solely in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers applies, the date on which a “Rule 2.7 announcement” of a firm intention to make an offer (or equivalent announcement in another jurisdiction) (an “LCT Public Offer”) in respect of a target of a Limited Condition Transaction and, in each case, if the Company or its Subsidiaries would have been permitted to consummate such Limited Condition Transaction on the relevant LCT Test Date in compliance with such covenants, such covenants shall be deemed to have been complied with (or satisfied) for all purposes (in the case of Liens, for example, whether the Indebtedness to be secured by such Liens is committed, issued, assumed or incurred at the LCT Test Date or at any time thereafter); and compliance with covenants shall not be determined or tested at any time after the applicable LCT Test Date for such Limited Condition Transaction and any actions or transaction related thereto (including the incurrence, issuance or assumption of Indebtedness and the use of proceeds thereof, the incurrence or creation of Liens, and the consummation of a sale and lease-back transaction).

“Credit Facility” means the credit agreement, dated as of April 29, 2022, by and among Advanced Micro Devices, Inc., as borrower, the lenders as referred to therein, as lenders, and Wells Fargo Bank, National Association, as administrative agent, swingline lender and an issuing lender, as amended or modified.

“Definitive Security” means a certificated Note registered in the name of the Holder thereof and issued in accordance with Article II of the Base Indenture. References in the Base Indenture to “definitive Security” or “certificated Security” shall be deemed to refer to “Definitive Security” unless the context otherwise requires.

“Depository” means The Depository Trust Company, a New York Corporation, or any successor.

“Event of Default”, with respect to the Notes, means any event specified in Section 1.5.1, continued for the period of time, if any, therein designated.

“Existing Notes” means the Company’s outstanding 4.393% senior notes due 2052, 3.924% senior notes due 2032, 2.375% senior notes due 2030, 2.125% convertible senior notes due 2026, 4.121% Senior Notes due 2026 and 4.319% Senior Notes due 2028.

“GAAP” means generally accepted accounting principles in the United States as in effect from time to time, including without limitation, those set forth in the Accounting Standards Codification of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Indebtedness” means, with respect to any Person at any date and without duplication, any indebtedness in respect of borrowed money or that is evidenced by bonds, notes, debentures or similar instruments.

“Intellectual Property” means, collectively, with respect to the Company and its Subsidiaries, all rights, priorities and privileges relating to owned intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including (a) copyrights, patents, patent applications, trademarks, service marks, trade names, trade secrets, know-how and all rights thereunder or in respect thereof, (b) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past, present and future infringements of any of the foregoing and (c) all rights corresponding to any of the foregoing, excluding in each case of clauses (a), (b) and (c), any such rights, priorities or privileges arising from licenses of intellectual property to or from the Company to its Subsidiaries.

“Interest Payment Date”, with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

“Investment Grade” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P (or the equivalent ratings from any other relevant Rating Agency).

“Lien” means a mortgage, security interest, pledge, lien, charge or other encumbrance of any kind (including any conditional sale or other title retention agreement and any agreement to give any security interest), other than any operating leases.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Permitted Reinvested Attributable Debt” means any Attributable Debt arising from a sale and lease-back transaction with respect to which the net proceeds from the sale are applied in accordance with the first paragraph of Section 1.4.2 of this Supplemental Indenture.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Principal Property” means the land, improvements, buildings, fixtures and equipment (including any leasehold interest therein) owned by the Company or a Restricted Subsidiary located in the United States that constitutes the Company’s principal corporate office, any manufacturing plant or any manufacturing facility and that has a gross book value (including related land, machinery and equipment without deduction of any depreciation reserves) of not less than 1.00% of the Company’s Consolidated Net Tangible Assets as of the determination date. Principal Property does not include any Property that the Board of Directors or any committee thereof has determined in good faith not to be of material importance to the business conducted by the Company and its Subsidiaries, taken as a whole.

“Property” means any property or asset, whether real, personal or mixed, or tangible or intangible, including shares of capital stock.

“Rating Agency” means Moody’s and S&P (or, if either such entity ceases to rate a series of Notes for reasons outside of the Company’s control, any other “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act selected by the Company as a replacement agency).

“Rating Event” means that the applicable series of Notes ceases to be rated Investment Grade by both Rating Agencies on any day during the period (the “Trigger Period”) commencing on the earlier of (a) the first public notice of the occurrence of a Change of Control or (b) the public announcement by the Company of the Company’s intention to effect a Change of Control, and ending 60 days following consummation of such Change of Control (which period shall be extended so long as the rating of the applicable series of Notes is under publicly announced consideration for a possible rating downgrade by either of the Rating Agencies on such 60th day, such extension to last with respect to each such Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates such Notes below Investment Grade or (y) publicly announces that it is no longer considering such Notes for possible downgrade, provided that no such extension will occur if on such 60th day such Notes are rated Investment Grade by at least one of such Rating Agencies in question and are not subject to review for possible downgrade by such Rating Agency). If either Rating Agency is not providing a rating of that series of Notes on any day during the Trigger Period for any reason (subject, for the avoidance of doubt, to the Company’s right to engage a substitute rating agency), the rating of such Rating Agency for such series of Notes shall be deemed to have ceased to be Investment Grade during the Trigger Period.

“Redemption Date” means, when used with respect to any Note to be redeemed, the date fixed for such redemption by or pursuant to the Indenture. Such date must be a Business Day.

“Redemption Price” means, when used with respect to any Note to be redeemed, the price at which it is to be redeemed pursuant to the Indenture.

“Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption, assuming the notes matured on the Applicable Par Call Date; provided, however, that if such Redemption Date is not an Interest Payment Date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

“Restricted Subsidiary” means any Subsidiary that owns any Principal Property other than (1) any Subsidiary primarily engaged in financing receivables or in the finance business; or (2) any of the Company’s less than 80%-owned Subsidiaries if the common stock of such Subsidiary is traded on any national securities exchange or quoted on the Nasdaq Global Market or on the over-the-counter markets.

“S&P” means S&P Global Ratings, or any successor to the rating agency business thereof.

“Secured Debt” means any of the Company’s Indebtedness or any Indebtedness of a Restricted Subsidiary, in each case secured by a Lien on either any Principal Property or on the stock of a Restricted Subsidiary. Secured Debt does not include Indebtedness secured by:

(1)	Liens on Property existing at the time of acquisition of the Property by the Company or any Restricted Subsidiary, whether or not assumed;

(2)

Liens on Property of a Person existing at the time such Person becomes a Restricted Subsidiary provided that such Liens were not incurred in anticipation of such Person becoming a Restricted Subsidiary and do not extend to any other Property of the Company or any other Restricted Subsidiary (other than Property or the stock of direct or indirect subsidiaries of the Restricted Subsidiary so acquired, any additions, accessions, parts, improvements and attachments thereto, and the products and proceeds of such Property);

(3)

Liens to secure payment of all or any part of the cost of acquisition, construction, development or improvement of any Property, or to secure any Indebtedness to finance such cost of acquisition, construction, development or improvement that is incurred within 24 months after the later of (i) the completion of the acquisition, construction, development or improvement thereof, and (ii) the placing in operation of such Property or of such Property as so constructed, developed or improved;

(4)	Liens to secure Indebtedness owing to the Company or to a Restricted Subsidiary;

(5)	Liens existing at the date of this Supplemental Indenture;

(6)

Liens on Property of an entity existing at the time such entity is merged or consolidated with the Company or a Restricted Subsidiary provided that such Liens were not incurred in anticipation of such merger or consolidation and do not extend to any Property of the Company or any other Restricted Subsidiary (other than that of the Person merged into or consolidated with the Company or a Restricted Subsidiary, its direct or indirect subsidiaries, any additions, accessions, parts, improvements and attachments thereto, and the products and proceeds of such Property);

(7)

Liens on Property of an entity at the time of a sale or lease of the Property of such entity as an entirety or substantially as an entirety to the Company or a Restricted Subsidiary provided that such Liens were not incurred in anticipation of such sale or lease and do not extend to any other Property (other than any additions, accessions, parts, improvements and attachments thereto, and the products and proceeds of the Property so acquired);

(8)	Liens incurred to finance the acquisition or construction of Property secured by Liens in favor of the United States or a political subdivision of the United States;

(9)

Liens for taxes, assessments or other governmental charges or levies not yet due or payable or not overdue for a period of more than the greater of 60 days or the period of grace, if any, related thereto, or that are being contested by the Company or a Restricted Subsidiary, and for which the Company maintains adequate reserves to the extent required by GAAP;

(10)	Liens incurred in connection with an asset acquisition or a project financed with a non-recourse obligation;

(11)

Liens in favor of materialmen, mechanics, carriers, warehousemen, processors, workmen or repairmen, landlord’s Liens for rent or lease obligations or other similar Liens arising, in each case, in the ordinary course of business in respect of obligations which are not overdue or which are being contested by the Company or any Restricted Subsidiary in good faith and by appropriate proceedings;

(12)

Liens consisting of zoning restrictions, licenses, easements and restrictions of record or other similar encumbrances on the use of real property and minor irregularities, which do not, in any case, materially detract from the value of such property or materially impair the use thereof in the ordinary conduct of business;

(13)	Liens arising by reason of deposits with, or giving any form of security to, any governmental agency or any body created or approved by law or government regulation;

(14)

Liens created by or resulting from any litigation or other proceeding that is being contested in good faith by appropriate proceedings, including Liens arising out of judgments or awards against the Company or any Restricted Subsidiary with respect to which the Company or any of the Subsidiaries is in good faith prosecuting an appeal or proceedings for review for which the time to make an appeal has not yet expired, and Liens relating to final unappealable judgments that are satisfied within 60 days of the date of judgment or Liens incurred by the Company or any Restricted Subsidiary for the purposes of obtaining a stay or discharge in the course of any litigation proceeding to which the Company or any of the Subsidiaries is a party;

(15)	Liens of suppliers (including sellers of goods) or customers arising in the ordinary course of business to the extent limited to the property or assets relating to such contract;

(16)

Liens (i) on receivables from customers sold or transferred to third parties (a) pursuant to credit arrangements in the ordinary course of business or (b) for which the Company and its Subsidiaries receive adequate consideration therefor and (ii) on notes or accounts receivable sold or transferred in a transaction which constitutes a true sale under GAAP;

(17)	to the extent constituting Liens, any option or other agreement to purchase any asset of the Company or any of its Subsidiaries;

(18)

(i) leases, licenses, subleases or sublicenses (including non-exclusive licenses and sublicenses of intellectual property rights) granted to others which do not (A) interfere in any material respect with the business of the Company or its Subsidiaries or materially detract from the value of the relevant assets of the Company or its Subsidiaries or (B) secure any Indebtedness and (ii) any interest or title of a licensor, sub-licensor, lessor or sub-lessor under leases, licenses, subleases or sublicenses entered into by any of the Company and its Subsidiaries as licensee, sub-licensee, lessee or sub-lessee in the ordinary course of business or any customary restriction or encumbrance with respect to the property subject to any such lease, license, sublease or sublicense;

(19)

reasonable customary initial deposits and margin deposits to the extent required by applicable law; provided that any obligation secured by any deposit permitted under this clause (19) shall have been incurred in the ordinary course of business and not for speculative purposes;

(20)

Liens solely on any cash earnest money deposits or escrow arrangements made by the Company or any Subsidiary in connection with any letter of intent or purchase or merger agreement for any acquisition;

(21)

(i) Liens in favor of customs and revenue authorities arising as a matter of law to secure the payment of customs duties in connection with the importation of goods in the ordinary course of business and (ii) Liens on specific items of inventory or other goods and proceeds thereof of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business;

(22)	Liens on cash or cash equivalents used to defease or to satisfy and discharge Indebtedness;

(23)	Liens on any Intellectual Property owned by the Company and its Subsidiaries;

(24)	Liens relating to hedging and similar arrangements entered into in the ordinary course of business, including without limitation interest rate or foreign currency hedging arrangements;

(25)

Liens incurred or deposits or pledges made by the Company or the Restricted Subsidiaries in the ordinary course of business in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance and other types of social security or similar legislation, or to secure the performance of tenders, statutory obligations, bids, trade contracts, leases, government contracts, surety bonds (other than bonds related to judgments or litigation), performance and return-of-money bonds or other similar obligations;

(26)

Liens arising by virtue of deposits made in the ordinary course of business to secure liability for premiums to insurance carriers so long as such Liens are for amounts not yet due and payable or delinquent or, to the extent such amounts are so due and payable, such amounts are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP;

(27)	Liens on property incurred in permitted sale and lease-back transactions permitted under Section 1.4.2.;

(28)	Liens of issuers or nominated persons arising under Section 5-118 of the UCC on documents presented under letters of credit;

(29)

(i) Liens of a collecting bank arising in the ordinary course of business under Section 4-210 of the UCC in effect in the relevant jurisdiction, (ii) Liens of any depositary bank in connection with statutory, common law and contractual rights of setoff and recoupment with respect to any deposit account of the Company or any Subsidiary thereof and (iii) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of any assets or property in the ordinary course of business; provided that in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness;

(30)

(i) Liens on equity interests of joint ventures securing capital contributions thereto and (ii) customary rights of first refusal and tag, drag and similar rights in joint venture agreements and agreements with respect to non-wholly-owned Subsidiaries;

(31)	Liens on the equity interests or Property of non-U.S. subsidiaries to secure indebtedness or other obligations of non-U.S. subsidiaries;

(32)

Liens to secure amounts paid in respect of premiums, fees or other costs associated with any extension, renewal, amendment or replacement of Secured Debt, so long as the Property encumbered by any such Lien is the same as or substantially similar in nature to the Property encumbered by such Secured Debt being amended, extended, renewed or replaced; or

(33)

Liens constituting any extension, renewal, amendment or replacement of any Liens listed above to the extent the principal amount of the indebtedness secured by such Lien is not increased (except to the extent of any premiums, fees or other costs associated with any such extension, renewal, amendment or replacement) and the Property encumbered by any such Lien is the same as or substantially similar in nature to the Property encumbered by the Lien being extended, renewed or replaced.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means as to any Person, any corporation, partnership, limited liability company or other entity of which more than fifty percent (50%) of the outstanding Capital Stock having ordinary voting power (other than Capital Stock having such power only by reason of the happening of a contingency that has not occurred) to elect a majority of the board of directors (or equivalent governing body) or other managers of such corporation, partnership, limited liability company or other entity is at the time owned by (directly or indirectly) or the management is otherwise controlled by (directly or indirectly) such Person (irrespective of whether, at the time, Capital Stock of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified, references to “Subsidiary” or “Subsidiaries” herein shall refer to those of the Company.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

“Voting Stock” of any specified Person as of any date means the Capital Stock of such Person that is at the time entitled to vote generally in the election of the board of directors of such Person.

Section 1.3. Optional Redemption.

(a) Prior to July 17, 2029 (the date that is one month prior to their Stated Maturity) (the “ 2029 Notes Par Call Date”), the Company may redeem the 2029 Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the Remaining Scheduled Payments of principal and interest thereon of the 2029 Notes to be redeemed (assuming the notes matured on the 2029 Notes Par Call Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, less (b) interest accrued and unpaid to, but excluding, the Redemption Date, and

(2) 100% of the principal amount of the 2029 Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(b) Prior to July 17, 2031 (the date that is one month prior to their Stated Maturity) (the “ 2031 Notes Par Call Date”), the Company may redeem the 2031 Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the Remaining Scheduled Payments of principal and interest thereon of the 2031 Notes to be redeemed (assuming the notes matured on the 2031 Notes Par Call Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued and unpaid to, but excluding, the Redemption Date, and

(2) 100% of the principal amount of the 2031 Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(c) Prior to June 17, 2033 (the date that is two months prior to their Stated Maturity) (the “ 2033 Notes Par Call Date”), the Company may redeem the 2033 Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the Remaining Scheduled Payments of principal and interest thereon of the 2033 Notes to be redeemed (assuming the notes matured on the 2033 Notes Par Call Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued and unpaid to, but excluding, the Redemption Date, and

(2) 100% of the principal amount of the 2033 Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(d) Prior to May 17, 2036 (the date that is three months prior to their Stated Maturity) (the “ 2036 Notes Par Call Date”), the Company may redeem the 2036 Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the Remaining Scheduled Payments of principal and interest thereon of the 2036 Notes to be redeemed (assuming the notes matured on the 2036 Notes Par Call Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued and unpaid to, but excluding, the Redemption Date, and

(2) 100% of the principal amount of the 2036 Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(e) On or after the Applicable Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the 2029 Notes, the 2031 Notes, the 2033 Notes or the 2036 Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield applicable to such series of Notes determined by the Company in accordance with the following two paragraphs.

The Treasury Rate applicable to a series of Notes shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the applicable Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the applicable Redemption Date to the Applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the applicable Redemption Date.

If, on the third Business Day preceding the applicable Redemption Date, H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the Applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Applicable Par Call Date, one with a maturity date preceding the Applicable Par Call Date and one with a maturity date following the Applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Applicable Par Call Date. If there are two or more United States Treasury securities maturing on the Applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of Notes to be redeemed.

In the event of a redemption pursuant to Article VIII of the Base Indenture, the term “Treasury Rate” shall be deemed replaced with the term “Determination Treasury Rate.”

“Determination Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the date on which such notes are defeased or discharged (the “determination date”), in each case, based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the applicable determination date to the Applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the applicable determination date.

If, on the third Business Day preceding the applicable determination date, H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such determination date of the United States Treasury security maturing on, or with a maturity that is closest to, the Applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the Applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Applicable Par Call Date, one with a maturity date preceding the Applicable Par Call Date and one with a maturity date following the Applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Applicable Par Call Date. If there are two or more United States Treasury securities maturing on the Applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

In the case of a partial redemption of a series of Notes, selection of the Notes of such series for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair, unless otherwise required by law or applicable stock exchange requirements, subject, in the case of Global Securities, to the applicable rules and procedures of the Depositary. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note will state the portion of the principal amount of such Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of such Note will be issued in the name of the Holder of the note upon surrender for cancellation of the original Note. For so long as the Notes of a series are held by DTC (or another depositary), the redemption of such Notes shall be done in accordance with the policies and procedures of such depositary.

Any such redemption may, at the Company’s discretion, be conditioned upon the closing of another transaction, including a sale of securities or other financing, in each case as specified in the notice in reasonable detail. A notice of conditional redemption will be of no effect unless all conditions to the redemption have occurred on or before the redemption date or have been waived by the Company on or before the redemption date. The Company will provide notice of the satisfaction of all conditions as soon as practicable following occurrence of the conditions. The Company will provide written notice of the delay of such date of redemption or the rescission of such notice of redemption to the Trustee no later than 10:00 a.m. New York City time (subject to DTC procedures) on the date of redemption. Upon receipt of such notice of the delay of such date of redemption or the rescission of such notice of redemption, such date of redemption shall be automatically delayed or such notice of redemption shall be automatically rescinded, as applicable, and the redemption of the Notes to be redeemed shall be automatically delayed or rescinded and cancelled, as applicable, as provided in such notice.

Unless the Company defaults in payment of the applicable Redemption Price, interest will cease to accrue on the notes or portions thereof called for redemption on and after the Redemption Date.

1.3.2. At any time, the Company may repurchase Notes in the open market, by private agreement or otherwise and may hold such Notes or surrender such Notes to the Trustee for cancellation pursuant to Section 2.12 of the Base Indenture.

Section 1.4. Additional Covenants.

The following additional covenants shall apply with respect to the Notes so long as any of the Notes remain outstanding:

1.4.1. Limitation on Liens.

The Company will not (nor will the Company permit any Restricted Subsidiary to) issue, incur, create, assume or guarantee any Secured Debt without securing the Notes equally and ratably with or prior to that Secured Debt unless the total amount of all Secured Debt and Attributable Debt (other than Permitted Reinvested Attributable Debt) with which the Notes are not at least equally and ratably secured would not exceed the greater of (i) $1.25 billion and (ii) 25% of the Company’s Consolidated Net Tangible Assets.

The foregoing restriction shall not prohibit any extension, renewal, amendment or replacement of any such Secured Debt or Attributable Debt to the extent the principal amount of the Secured Debt and Attributable Debt (other than Permitted Reinvested Attributable Debt) secured by such Lien is not increased (except to the extent of any premiums, fees or other costs associated with any such extension, renewal, amendment or replacement).

1.4.2. Limitation on Sale and Leaseback Transactions.

Subject to the following paragraph of this Section 1.4.2, the Company will not (nor will the Company permit any Restricted Subsidiary to) enter into any lease with a term longer than three years covering any of the Company’s or any Restricted Subsidiary’s Principal Property that is sold to any other Person in connection with that lease unless an amount equal to the net proceeds from the sale is applied within 270 days of such sale to the retirement of the Company’s or any Restricted Subsidiary’s debt that is at least pari passu in right of payment with the Notes (including, for avoidance of doubt, the Notes, the Existing Notes and, if the Company has any future borrowings thereunder, the Credit Facility) or the purchase or development of Principal Property.

However, the Company or its Restricted Subsidiaries may enter into a sale and lease-back transaction with respect to Principal Property without being required to apply the net proceeds as required by the foregoing paragraph if the sum of the following amounts would not exceed the greater of (i) $1.25 billion and (ii) 25% of the Company’s Consolidated Net Tangible Assets:

(a) the Attributable Debt (other than Permitted Reinvested Attributable Debt) with respect to all such sale and lease-back transactions entered into after the date of initial issuance of the Notes; and

(b) the total amount of Secured Debt.

Furthermore, the foregoing restriction does not apply to any sale and lease-back transaction (i) for a term of not more than three years including renewals; or (ii) between the Company and a Subsidiary or between Subsidiaries, provided that the lessor is a wholly-owned Subsidiary.

1.4.3. Purchase of Notes Upon a Change of Control Triggering Event.

(a) Upon the occurrence of a Change of Control Triggering Event with respect to a series of Notes, unless the Company has given notice to redeem such series of Notes as described above under Section 1.3, and except as set forth in Section 1.4.3(c), each Holder of Notes of such series will have the right to require that the Company purchase all or a portion (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes of such series pursuant to the offer described below (the “Change of Control Offer”), at a purchase price in cash equal to 101% of the aggregate principal amount of the Notes to be repurchased plus accrued and unpaid interest, if any, to, but excluding, the date of purchase (the “Change of Control Payment”), subject to the rights of Holders of Notes on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date of such series.

Within 30 days following the date upon which the Change of Control Triggering Event occurred with respect to a series of Notes or, at the Company’s option, prior to any Change of Control but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company must send a notice to each Holder of Notes of such series, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer. Such notice shall state, among other things, the purchase date, which must be no earlier than 10 days nor later than 60 days from the date of such notice or, if the notice is delivered prior to the Change of Control, no earlier than 10 days and no later than 60 days from the date on which the Change of Control Triggering Event occurs, other than as may be required by law (the “Change of Control Payment Date”). The notice will, if sent prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date. Holders of Definitive Securities electing to have a Note purchased pursuant to a Change of Control Offer will be required to surrender the Notes, with the form entitled “Option of Holder to Elect Purchase” on the reverse of the Note completed, to the Paying Agent at the address specified in the notice, and Holders of Global Securities must transfer their Notes to the Paying Agent by book-entry transfer pursuant to the applicable procedures of the Paying Agent, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.

(b) On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i) accept for payment all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer; and

(ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes so accepted for payment.

(c) The Company will not be required to make a Change of Control Offer if a third party makes such an offer in the manner and at the times required and otherwise in compliance with the requirements for such an offer made by the Company, and such third party purchases all Notes properly tendered and not withdrawn under its offer.

(d) The Company will comply with any applicable requirements of Rule 14e-1 under the Exchange Act, and any other applicable requirements of securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the purchase of Notes pursuant to a Change of Control Offer. To the extent that the provisions of any such securities laws or regulations are applicable and conflict with this Section 1.4.3, the Company will comply with those securities laws and regulations and shall not be deemed to have breached its obligations under this Section 1.4.3 by virtue of any such conflict.

1.4.4. SEC Reports.

Unless otherwise indicated for a particular Series of Securities by a Board Resolution, supplemental indenture or Officer’s Certificate pursuant to Section 2.2 of the Base Indenture, the Company agrees to deliver to the Trustee and Holders, within 15 days after it files the same with the SEC, copies of the annual reports and of the information, documents, and other reports, if any, that it is required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act or pursuant to TIA § 314. All required information, documents and other reports referred to in this Section 1.4.4 shall be deemed delivered to the Trustee and Holders at the time such information, documents and other reports are publicly filed with the SEC, provided, however, that the Trustee shall have no obligation whatsoever to determine whether or not such information, documents or reports have been so filed.

Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute actual or constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates).

Section 1.5. Defaults and Remedies.

1.5.1. Events of Default.

Section 6.1 Events of Default of the Base Indenture is replaced, solely with respect to the Notes, in its entirety by the below:

“Each of the following is an “Event of Default” with respect to each series of Notes:

(a) Default in the payment of principal of or premium, if any, on any such series of Notes when due at its Maturity, including upon optional redemption or upon required repurchase;

(b) Default in the payment of interest on any such series of Notes when it becomes due and payable, and continuance of such Default for 30 days (unless the entire amount of such defaulted payment (including applicable interest, if any, on such payment) is deposited by the Company with the Trustee or with a paying agent prior to the expiration of such 30-day period);

(c) Failure to make a Change of Control Payment when due and payable in accordance with the terms of the Indenture;

(d) Default in the performance or breach of any other covenant by the Company in the Indenture (other than a covenant that has been included in the Indenture solely for the benefit of a series of debt securities other than the Notes), which default continues uncured for a period of 90 days after receipt by the Company, by registered or certified mail, written notice from the trustee or the Company and the Trustee receive, by registered or certified mail, written notice from the Holders of not less than 25% in principal amount of the outstanding series of such Notes then outstanding (with a copy to the Trustee, if such notice is given by such Holders), which notice must specify the Default, demand that it be remedied and state that such notice is a “Notice of Default”;

(e) the Company, pursuant to or within the meaning of any Bankruptcy Law:

(i)	commences a voluntary case;

(ii)	consents to the entry of an order for relief against it in an involuntary case;

(iii)	consents to the appointment of a Custodian of it or for all or substantially all of its property; or

(iv)	makes a general assignment for the benefit of its creditors;

(v)	or takes any comparable action under any foreign laws relating to insolvency;

(f) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(i)	is for relief against the Company in an involuntary case;

(ii)	appoints a Custodian of the Company or for all or substantially all of its property; or

(iii)	orders the winding up or liquidation of the Company;

or any similar relief is granted under any foreign laws and the order or decree remains unstayed and in effect for 60 consecutive days.

The term “Custodian” any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

The Company shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officer’s Certificate of any event which with the giving of notice or the lapse of time or both would become an Event of Default, its status and what action the Company is taking or proposes to take with respect thereto.

For purposes of the Indenture, references in the Base Indenture to Section 6.1(d) or Section 6.1(e) shall be deemed to refer to Section 6.1(e) or (f), respective as set forth in this Section.”

Section 1.6. Transfer and Exchange of Global Securities.

The first sentence of Section 2.14.2 of the Base Indenture is amended and restated as follows:

“Notwithstanding any provisions to the contrary contained in Section 2.7 of the Indenture and in addition thereto, any Global Security shall be exchangeable pursuant to Section 2.7 of the Indenture for Securities registered in the names of Holders other than the Depositary for such Security or its nominee only if (i) (x) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or (y) such Depositary ceases to be a clearing agency registered under the Exchange Act, and, in either case, the Company fails to appoint a successor Depositary registered as a clearing agency under the Exchange Act within 90 days of such event, (ii) the Company, at its option, notifies the Trustee in writing that such Global Security shall be so exchangeable or (iii) upon the occurrence of an Event of Default with respect to the Series of Securities represented by such Global Security.”

ARTICLE II

DEFEASANCE

Section 2.1. Defeasance and Covenant Defeasance.

Article Eight of the Base Indenture shall be applicable to the Notes. For purposes of Article Eight of the Base Indenture, solely for purposes of the Notes, if the Company exercises its right of Covenant Defeasance pursuant to Section 8.4 of the Base Indenture, in addition to being released from its obligations under the provisions of the Base Indenture set forth in Section 8.4, the Company also shall be released from its obligations under Section 1.4 of this Supplemental Indenture and from Article V of the Base Indenture.

Section 2.2. Repayment to the Company.

Section 8.5 of the Base Indenture shall be replaced, solely with respect to the Notes, in its entirety with the below:

Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or, if then held by the Company, shall be discharged from such trust; and the Holder of such Security shall thereafter look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

Article III

MISCELLANEOUS

Section 3.1. Confirmation of Indenture.

The Base Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects ratified and confirmed, and the Base Indenture, this Supplemental Indenture and all indentures supplemental thereto with respect to the Notes shall be read, taken and construed as one and the same instrument.

Section 3.2. Governing Law.

THIS SUPPLEMENTAL INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 3.3. Severability.

If any provision in this Supplemental Indenture is deemed unenforceable, it shall not affect the validity or enforceability of any other provision set forth herein, or of the Indenture as a whole.

Section 3.4. Counterparts.

The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy of the Supplemental Indenture is enough to prove this Supplemental Indenture. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile, electronic or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Electronic signatures complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law will be deemed original signatures for purposes of this Supplemental Indenture. The Company assumes all risks arising out of the use of electronic signatures and electronic methods to send communications to the Trustee, including without limitation the risk of the Trustee acting on an unauthorized communication, and the risk of interception or misuse by third parties.

Section 3.5. No Benefit.

Nothing in this Supplemental Indenture, express or implied, shall give to any Person other than the parties hereto and their successors or assigns, and the Holders of the Notes, any benefit or legal or equitable rights, remedy or claim under this Supplemental Indenture or the Base Indenture.

Section 3.6. Electronic Transactions.

The parties hereto agree that the transactions described herein may be conducted and related documents may be stored by electronic means. Copies, telecopies, facsimiles, electronic files and other reproductions of original executed documents shall be deemed to be authentic and valid counterparts of such original documents for all purposes, including the filing of any claim, action or suit in the appropriate court of law.

Section 3.7. Trustee Disclaimer.

The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture other than as to the validity of its execution and delivery by the Trustee. The recitals and statements herein are deemed to be those of the Company and not the Trustee.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed all as of the day and year first above written.

ADVANCED MICRO DEVICES, INC.

By:	/s/ Jean Hu
Name: Jean Hu
Title: Executive Vice President, Chief Financial Officer and Treasurer

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION as Trustee

By:	/s/ David Jason
Name: David Jason
Title: Vice President

[Signature Page to Third Supplemental Indenture]

Exhibit A

[FORM OF FACE OF SECURITY]

[Global Securities Legend]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK OR A NOMINEE OF DTC, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

4.600% Senior Notes due 2029

CUSIP: 007903 BK2

ISIN: US007903BK24

No. [ ]	$[ ]

ADVANCED MICRO DEVICES, INC. promises to pay to CEDE & CO. or registered assigns, the principal sum: $[   ] ([   ] MILLION DOLLARS AND NO CENTS), as such amount may be increased or decreased as set forth in the Schedule of Increase or Decrease in Principal Amount of Global Security attached hereto, on August 17, 2029.

Interest Payment Dates: February 17 and August 17 of each year, commencing on February 17, 2027.

Record Dates: February 1 and August 1 next preceding the applicable interest payment date.

Additional provisions of this Security are set forth on the other side of this Security.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

ADVANCED MICRO DEVICES, INC.

By
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

Date of authentication:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By
Authorized Signatory

[FORM OF REVERSE SIDE OF NOTE]

ADVANCED MICRO DEVICES, INC.

4.600% Senior Notes due 2029

1.	Indenture

This Security is one of a duly authorized issue of Securities of the Company, designated as its 4.600% Senior Notes due 2029 (herein called the “Securities”), issued and to be issued under an indenture, dated as of June 9, 2022 (the “Base Indenture”), between ADVANCED MICRO DEVICES, INC., a Delaware corporation (such company, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”), and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of August 17, 2026 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) between the Company and the Trustee, to which Indenture and all indentures supplemental thereto, Board Resolutions and Officer’s Certificates relevant to the Securities reference is hereby made for a complete description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. Capitalized terms used but not defined in this Security shall have the meanings ascribed to them in the Indenture.

Each Security is subject to, and qualified by, all such terms as set forth in the Indenture, certain of which are summarized herein, and each Holder of a Security is referred to the corresponding provisions of the Indenture for a complete statement of such terms. To the extent that there is any inconsistency between the summary provisions set forth in the Securities and the Indenture, the provisions of the Indenture shall govern.

2.	Interest

The Company promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on February 17 and August 17 of each year, commencing on February 17, 2027. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 17, 2026. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that an Interest Payment Date is not a Business Day, then interest shall be paid on the next succeeding Business Day and no interest shall accrue on such payment as the result of such delay.

3.	Paying Agent and Registrar

Initially, the Trustee will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice to Holders. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4.	Defaults and Remedies; Waiver

If an Event of Default with respect to any Securities at the time outstanding (other than an Event of Default specified in Section 6.1(e) or (f) of the Base Indenture) occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the outstanding Securities by notice to the Company in writing (and to the Trustee, if given by Holders of the Securities) specifying the Event of Default, may declare the principal amount of, premium, if any, and accrued and unpaid interest to, but not including, the date of acceleration on all the Securities to be due and payable. Upon such a declaration, such amounts shall be due and payable immediately. If an Event of Default specified in

Section 6.01(e) or (f) of the Base Indenture occurs, the principal amount of, premium, if any, and accrued and unpaid interest to, but not including, the date of such Event of Default on all the Securities shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of the Securities.

5.	Amendment

The Indenture permits, with certain exceptions as therein provided, the amendment of the Indenture or this Security and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee without notice to any Holder but with the written consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange offer for the Securities) affected thereby. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities by written notice to the Trustee and the Company to waive an existing Default with respect to the Securities and its consequences except a continuing Default in the payment of the principal amount of, premium, if any, and accrued and unpaid interest on a Security. A consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder’s Security, even if notation of the consent or waiver is not made on the Security.

6.	Obligations Absolute

No reference herein to the Indenture and no provision of this Security or of the Indenture shall amend the contractual obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, or interest on this Security at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

7.	Sinking Fund

The Securities will not have the benefit of any sinking fund.

8.	Denominations; Transfer; Exchange

The Securities are issuable in fully registered form without coupons in minimum denominations of $2,000 principal amount and integral multiples of $1,000 in excess thereof. When Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Securities, the Registrar shall register the transfer or make the exchange in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but, subject to certain exceptions set forth in the Indenture, with payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection with any registration or exchange of Securities.

The Company and the Registrar shall not be required (a) to issue, register the transfer of or exchange any Securities for the a period beginning at the opening of business 15 Business Days immediately preceding the day of the sending of a notice of redemption of Securities selected for redemption and ending at the close of business on the day such notice is sent, (b) to register the transfer or exchange of Securities selected, called or being called for redemption as a whole or the portion being redeemed of any such Securities selected, called or being called for redemption in part or (c) to register the transfer or exchange of any Securities between a record date and an Interest Payment Date for the Securities.

9.	Further Issues

The Company may from time to time, without the consent of the Holders of the Securities and in accordance with the Indenture, provide for the issuance of additional Securities

10.	Optional Redemption

The Securities may be redeemed at the Company’s option, upon notice as set forth in the Indenture, in whole at any time or in part from time to time, on the terms set forth in the Indenture.

11.	Change of Control Triggering Event

Upon the occurrence of a Change of Control Triggering Event with respect to the Securities, subject to certain exceptions, the Company shall be required to offer to purchase each Holder’s Securities on the terms set forth in the Indenture.

12.	Persons Deemed Owners

The ownership of Securities shall be proved by the register maintained by the Registrar.

13.	No Recourse Against Others

No shareholder, partner, manager, member, director, officer, employee, agent or incorporator, as such, of any Company shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder shall waive and release all such liability. This waiver and release shall be part of the consideration for the issuance of the Securities.

14.	Discharge and Defeasance

Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture with respect to the Securities if the Company deposits with the Trustee money and/or U.S. Government Obligations for the payment of principal of, premium, if any, and interest on the Securities to, but not including, the date of redemption or Maturity, as the case may be.

15.	Unclaimed Money

Subject to applicable abandoned property law, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or, if then held by the Company, shall be discharged from such trust. Thereafter the Holder of such Security shall look only to the Company for payment thereof as general conditions unless an abandoned property law designates another Person.

16.	Trustee Dealings with the Company

Subject to certain limitations imposed by the TIA, the Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-Paying Agent may do the same with like rights.

17.	Abbreviations

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

18.	CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

ASSIGNMENT FORM

For value received    hereby sell(s), assign(s) and transfer(s) unto    (please insert social security or other identifying number of assignee) the within Security, and hereby irrevocably constitutes and appoints    attorney to transfer the said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Signature(s)

Signature(s) must be guaranteed by an Eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

Signature Guarantee

INCREASES OR DECREASES IN PRINCIPAL

AMOUNT OF GLOBAL SECURITY

The initial principal amount of this Global Security is $     . The following increases or decreases in this Global Security have been made:

Date of Increase or Decrease	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Remaining Principal Amount of this Global Security Following such Decrease or Increase	Signature of Authorized Signatory of Trustee or Custodian

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 1.4.3 of the Supplemental Indenture, check the box below:

☐ Section 1.4.3

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 1.4.3 of the Supplemental Indenture, state the amount you elect to have purchased: $_________

Date:

Your Signature:

(Sign exactly as your name appears on the face of this Note)

Tax Identification No:

Signature Guarantee:

Exhibit B

[FORM OF FACE OF SECURITY]

[Global Securities Legend]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK OR A NOMINEE OF DTC, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

5.000% Senior Notes due 2031

CUSIP: 007903 BL0

ISIN: US007903BL07

No. [ ]	$[ ]

ADVANCED MICRO DEVICES, INC. promises to pay to CEDE & CO. or registered assigns, the principal sum: $[   ] ([   ] MILLION DOLLARS AND NO CENTS), as such amount may be increased or decreased as set forth in the Schedule of Increase or Decrease in Principal Amount of Global Security attached hereto, on August 17, 2031.

Interest Payment Dates: February 17 and August 17 of each year, commencing on February 17, 2027.

Record Dates: February 1 and August 1 next preceding the applicable interest payment date.

Additional provisions of this Security are set forth on the other side of this Security.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

ADVANCED MICRO DEVICES, INC.

By
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

Date of authentication:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By
Authorized Signatory

[FORM OF REVERSE SIDE OF NOTE]

ADVANCED MICRO DEVICES, INC.

5.000% Senior Notes due 2031

1.	Indenture

This Security is one of a duly authorized issue of Securities of the Company, designated as its 5.000% Senior Notes due 2031 (herein called the “Securities”), issued and to be issued under an indenture, dated as of June 9, 2022 (the “Base Indenture”), between ADVANCED MICRO DEVICES, INC., a Delaware corporation (such company, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”), and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of August 17, 2026 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) between the Company and the Trustee, to which Indenture and all indentures supplemental thereto, Board Resolutions and Officer’s Certificates relevant to the Securities reference is hereby made for a complete description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. Capitalized terms used but not defined in this Security shall have the meanings ascribed to them in the Indenture.

Each Security is subject to, and qualified by, all such terms as set forth in the Indenture, certain of which are summarized herein, and each Holder of a Security is referred to the corresponding provisions of the Indenture for a complete statement of such terms. To the extent that there is any inconsistency between the summary provisions set forth in the Securities and the Indenture, the provisions of the Indenture shall govern.

2.	Interest

The Company promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on February 17 and August 17 of each year, commencing on February 17, 2027. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 17, 2026. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that an Interest Payment Date is not a Business Day, then interest shall be paid on the next succeeding Business Day and no interest shall accrue on such payment as the result of such delay.

3.	Paying Agent and Registrar

Initially, the Trustee will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice to Holders. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4.	Defaults and Remedies; Waiver

If an Event of Default with respect to any Securities at the time outstanding (other than an Event of Default specified in Section 6.1(e) or (f) of the Base Indenture) occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the outstanding Securities by notice to the Company in writing (and to the Trustee, if given by Holders of the Securities) specifying the Event of Default, may declare the principal amount of, premium, if any, and accrued and unpaid interest to, but not including, the date of acceleration on all the Securities to be due and payable. Upon such a declaration, such amounts shall be due and payable immediately. If an Event of Default specified in

Section 6.01(e) or (f) of the Base Indenture occurs, the principal amount of, premium, if any, and accrued and unpaid interest to, but not including, the date of such Event of Default on all the Securities shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of the Securities.

5.	Amendment

The Indenture permits, with certain exceptions as therein provided, the amendment of the Indenture or this Security and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee without notice to any Holder but with the written consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange offer for the Securities) affected thereby. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities by written notice to the Trustee and the Company to waive an existing Default with respect to the Securities and its consequences except a continuing Default in the payment of the principal amount of, premium, if any, and accrued and unpaid interest on a Security. A consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder’s Security, even if notation of the consent or waiver is not made on the Security.

6.	Obligations Absolute

No reference herein to the Indenture and no provision of this Security or of the Indenture shall amend the contractual obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, or interest on this Security at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

7.	Sinking Fund

The Securities will not have the benefit of any sinking fund.

8.	Denominations; Transfer; Exchange

The Securities are issuable in fully registered form without coupons in minimum denominations of $2,000 principal amount and integral multiples of $1,000 in excess thereof. When Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Securities, the Registrar shall register the transfer or make the exchange in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but, subject to certain exceptions set forth in the Indenture, with payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection with any registration or exchange of Securities.

The Company and the Registrar shall not be required (a) to issue, register the transfer of or exchange any Securities for the a period beginning at the opening of business 15 Business Days immediately preceding the day of the sending of a notice of redemption of Securities selected for redemption and ending at the close of business on the day such notice is sent, (b) to register the transfer or exchange of Securities selected, called or being called for redemption as a whole or the portion being redeemed of any such Securities selected, called or being called for redemption in part or (c) to register the transfer or exchange of any Securities between a record date and an Interest Payment Date for the Securities.

9.	Further Issues

The Company may from time to time, without the consent of the Holders of the Securities and in accordance with the Indenture, provide for the issuance of additional Securities

10.	Optional Redemption

The Securities may be redeemed at the Company’s option, upon notice as set forth in the Indenture, in whole at any time or in part from time to time, on the terms set forth in the Indenture.

11.	Change of Control Triggering Event

Upon the occurrence of a Change of Control Triggering Event with respect to the Securities, subject to certain exceptions, the Company shall be required to offer to purchase each Holder’s Securities on the terms set forth in the Indenture.

12.	Persons Deemed Owners

The ownership of Securities shall be proved by the register maintained by the Registrar.

13.	No Recourse Against Others

No shareholder, partner, manager, member, director, officer, employee, agent or incorporator, as such, of any Company shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder shall waive and release all such liability. This waiver and release shall be part of the consideration for the issuance of the Securities.

14.	Discharge and Defeasance

Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture with respect to the Securities if the Company deposits with the Trustee money and/or U.S. Government Obligations for the payment of principal of, premium, if any, and interest on the Securities to, but not including, the date of redemption or Maturity, as the case may be.

15.	Unclaimed Money

Subject to applicable abandoned property law, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or, if then held by the Company, shall be discharged from such trust. Thereafter the Holder of such Security shall look only to the Company for payment thereof as general conditions unless an abandoned property law designates another Person.

16.	Trustee Dealings with the Company

Subject to certain limitations imposed by the TIA, the Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-Paying Agent may do the same with like rights.

17.	Abbreviations

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

18.	CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

ASSIGNMENT FORM

For value received    hereby sell(s), assign(s) and transfer(s) unto    (please insert social security or other identifying number of assignee) the within Security, and hereby irrevocably constitutes and appoints    attorney to transfer the said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Signature(s)

Signature(s) must be guaranteed by an Eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

Signature Guarantee

INCREASES OR DECREASES IN PRINCIPAL

AMOUNT OF GLOBAL SECURITY

The initial principal amount of this Global Security is $     . The following increases or decreases in this Global Security have been made:

Date of Increase or Decrease	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Remaining Principal Amount of this Global Security Following such Decrease or Increase	Signature of Authorized Signatory of Trustee or Custodian

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 1.4.3 of the Supplemental Indenture, check the box below:

☐ Section 1.4.3

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 1.4.3 of the Supplemental Indenture, state the amount you elect to have purchased: $_________

Date:

Your Signature:

(Sign exactly as your name appears on the face of this Note)

Tax Identification No:

Signature Guarantee:

Exhibit C

[FORM OF FACE OF SECURITY]

[Global Securities Legend]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK OR A NOMINEE OF DTC, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

5.250% Senior Notes due 2033

CUSIP: 007903 BM8

ISIN: US007903BM89

No. [ ]	$[ ]

ADVANCED MICRO DEVICES, INC. promises to pay to CEDE & CO. or registered assigns, the principal sum: $[    ] ([    ] MILLION DOLLARS AND NO CENTS), as such amount may be increased or decreased as set forth in the Schedule of Increase or Decrease in Principal Amount of Global Security attached hereto, on August 17, 2033.

Interest Payment Dates: February 17 and August 17 of each year, commencing on February 17, 2027.

Record Dates: February 1 and August 1 next preceding the applicable interest payment date.

Additional provisions of this Security are set forth on the other side of this Security.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

ADVANCED MICRO DEVICES, INC.

By
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

Date of authentication:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By
Authorized Signatory

[FORM OF REVERSE SIDE OF NOTE]

ADVANCED MICRO DEVICES, INC.

5.250% Senior Notes due 2033

1.	Indenture

This Security is one of a duly authorized issue of Securities of the Company, designated as its 5.250% Senior Notes due 2033 (herein called the “Securities”), issued and to be issued under an indenture, dated as of June 9, 2022 (the “Base Indenture”), between ADVANCED MICRO DEVICES, INC., a Delaware corporation (such company, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”), and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of August 17, 2026 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) between the Company and the Trustee, to which Indenture and all indentures supplemental thereto, Board Resolutions and Officer’s Certificates relevant to the Securities reference is hereby made for a complete description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. Capitalized terms used but not defined in this Security shall have the meanings ascribed to them in the Indenture.

Each Security is subject to, and qualified by, all such terms as set forth in the Indenture, certain of which are summarized herein, and each Holder of a Security is referred to the corresponding provisions of the Indenture for a complete statement of such terms. To the extent that there is any inconsistency between the summary provisions set forth in the Securities and the Indenture, the provisions of the Indenture shall govern.

2.	Interest

The Company promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on February 17 and August 17 of each year, commencing on February 17, 2027. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 17, 2026. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that an Interest Payment Date is not a Business Day, then interest shall be paid on the next succeeding Business Day and no interest shall accrue on such payment as the result of such delay.

3.	Paying Agent and Registrar

Initially, the Trustee will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice to Holders. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4.	Defaults and Remedies; Waiver

If an Event of Default with respect to any Securities at the time outstanding (other than an Event of Default specified in Section 6.1(e) or (f) of the Base Indenture) occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the outstanding Securities by notice to the Company in writing (and to the Trustee, if given by Holders of the Securities) specifying the Event of Default, may declare the principal amount of, premium, if any, and accrued and unpaid interest to, but not including, the date of acceleration on all the Securities to be due and payable. Upon such a declaration, such amounts shall be due and payable immediately. If an Event of Default specified in Section 6.01(e) or (f) of the Base Indenture occurs, the principal amount of, premium, if any, and accrued and unpaid interest to, but not including, the date of such Event of Default on all the Securities shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of the Securities.

5.	Amendment

The Indenture permits, with certain exceptions as therein provided, the amendment of the Indenture or this Security and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee without notice to any Holder but with the written consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange offer for the Securities) affected thereby. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities by written notice to the Trustee and the Company to waive an existing Default with respect to the Securities and its consequences except a continuing Default in the payment of the principal amount of, premium, if any, and accrued and unpaid interest on a Security. A consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder’s Security, even if notation of the consent or waiver is not made on the Security.

6.	Obligations Absolute

No reference herein to the Indenture and no provision of this Security or of the Indenture shall amend the contractual obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, or interest on this Security at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

7.	Sinking Fund

The Securities will not have the benefit of any sinking fund.

8.	Denominations; Transfer; Exchange

The Securities are issuable in fully registered form without coupons in minimum denominations of $2,000 principal amount and integral multiples of $1,000 in excess thereof. When Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Securities, the Registrar shall register the transfer or make the exchange in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but, subject to certain exceptions set forth in the Indenture, with payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection with any registration or exchange of Securities.

The Company and the Registrar shall not be required (a) to issue, register the transfer of or exchange any Securities for the a period beginning at the opening of business 15 Business Days immediately preceding the day of the sending of a notice of redemption of Securities selected for redemption and ending at the close of business on the day such notice is sent, (b) to register the transfer or exchange of Securities selected, called or being called for redemption as a whole or the portion being redeemed of any such Securities selected, called or being called for redemption in part or (c) to register the transfer or exchange of any Securities between a record date and an Interest Payment Date for the Securities.

9.	Further Issues

The Company may from time to time, without the consent of the Holders of the Securities and in accordance with the Indenture, provide for the issuance of additional Securities

10.	Optional Redemption

The Securities may be redeemed at the Company’s option, upon notice as set forth in the Indenture, in whole at any time or in part from time to time, on the terms set forth in the Indenture.

11.	Change of Control Triggering Event

Upon the occurrence of a Change of Control Triggering Event with respect to the Securities, subject to certain exceptions, the Company shall be required to offer to purchase each Holder’s Securities on the terms set forth in the Indenture.

12.	Persons Deemed Owners

The ownership of Securities shall be proved by the register maintained by the Registrar.

13.	No Recourse Against Others

No shareholder, partner, manager, member, director, officer, employee, agent or incorporator, as such, of any Company shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder shall waive and release all such liability. This waiver and release shall be part of the consideration for the issuance of the Securities.

14.	Discharge and Defeasance

Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture with respect to the Securities if the Company deposits with the Trustee money and/or U.S. Government Obligations for the payment of principal of, premium, if any, and interest on the Securities to, but not including, the date of redemption or Maturity, as the case may be.

15.	Unclaimed Money

Subject to applicable abandoned property law, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or, if then held by the Company, shall be discharged from such trust. Thereafter the Holder of such Security shall look only to the Company for payment thereof as general conditions unless an abandoned property law designates another Person.

16.	Trustee Dealings with the Company

Subject to certain limitations imposed by the TIA, the Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-Paying Agent may do the same with like rights.

17.	Abbreviations

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

18.	CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

ASSIGNMENT FORM

For value received    hereby sell(s), assign(s) and transfer(s) unto    (please insert social security or other identifying number of assignee) the within Security, and hereby irrevocably constitutes and appoints    attorney to transfer the said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Signature(s)

Signature(s) must be guaranteed by an Eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

Signature Guarantee

INCREASES OR DECREASES IN PRINCIPAL

AMOUNT OF GLOBAL SECURITY

The initial principal amount of this Global Security is $     . The following increases or decreases in this Global Security have been made:

Date of Increase or Decrease	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Remaining Principal Amount of this Global Security Following such Decrease or Increase	Signature of Authorized Signatory of Trustee or Custodian

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 1.4.3 of the Supplemental Indenture, check the box below:

☐ Section 1.4.3

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 1.4.3 of the Supplemental Indenture, state the amount you elect to have purchased: $_________

Date:

Your Signature:

(Sign exactly as your name appears on the face of this Note)

Tax Identification No:

Signature Guarantee:

Exhibit D

[FORM OF FACE OF SECURITY]

[Global Securities Legend]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK OR A NOMINEE OF DTC, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

5.500% Senior Notes due 2036

CUSIP: 007903 BN6

ISIN: US007903BN62

No. [ ]	$[ ]

ADVANCED MICRO DEVICES, INC. promises to pay to CEDE & CO. or registered assigns, the principal sum: $[    ] ([    ] MILLION DOLLARS AND NO CENTS), as such amount may be increased or decreased as set forth in the Schedule of Increase or Decrease in Principal Amount of Global Security attached hereto, on August 17, 2036.

Interest Payment Dates: February 17 and August 17 of each year, commencing on February 17, 2027.

Record Dates: February 1 and August 1 next preceding the applicable interest payment date.

Additional provisions of this Security are set forth on the other side of this Security.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

ADVANCED MICRO DEVICES, INC.

By
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

Date of authentication:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By
Authorized Signatory

[FORM OF REVERSE SIDE OF NOTE]

ADVANCED MICRO DEVICES, INC.

5.500% Senior Notes due 2036

1.	Indenture

This Security is one of a duly authorized issue of Securities of the Company, designated as its 5.500% Senior Notes due 2036 (herein called the “Securities”), issued and to be issued under an indenture, dated as of June 9, 2022 (the “Base Indenture”), between ADVANCED MICRO DEVICES, INC., a Delaware corporation (such company, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”), and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of August 17, 2026 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) between the Company and the Trustee, to which Indenture and all indentures supplemental thereto, Board Resolutions and Officer’s Certificates relevant to the Securities reference is hereby made for a complete description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. Capitalized terms used but not defined in this Security shall have the meanings ascribed to them in the Indenture.

Each Security is subject to, and qualified by, all such terms as set forth in the Indenture, certain of which are summarized herein, and each Holder of a Security is referred to the corresponding provisions of the Indenture for a complete statement of such terms. To the extent that there is any inconsistency between the summary provisions set forth in the Securities and the Indenture, the provisions of the Indenture shall govern.

2.	Interest

The Company promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on February 17 and August 17 of each year, commencing on February 17, 2027. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 17, 2026. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that an Interest Payment Date is not a Business Day, then interest shall be paid on the next succeeding Business Day and no interest shall accrue on such payment as the result of such delay.

3.	Paying Agent and Registrar

Initially, the Trustee will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice to Holders. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4.	Defaults and Remedies; Waiver

If an Event of Default with respect to any Securities at the time outstanding (other than an Event of Default specified in Section 6.1(e) or (f) of the Base Indenture) occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the outstanding Securities by notice to the Company in writing (and to the Trustee, if given by Holders of the Securities) specifying the Event of Default, may declare the principal amount of, premium, if any, and accrued and unpaid interest to, but not including, the date of acceleration on all the Securities to be due and payable. Upon such a declaration, such amounts shall be due and payable immediately. If an Event of Default specified in Section 6.01(e) or (f) of the Base Indenture occurs, the principal amount of, premium, if any, and accrued and unpaid interest to, but not including, the date of such Event of Default on all the Securities shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of the Securities.

5.	Amendment

The Indenture permits, with certain exceptions as therein provided, the amendment of the Indenture or this Security and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee without notice to any Holder but with the written consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange offer for the Securities) affected thereby. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities by written notice to the Trustee and the Company to waive an existing Default with respect to the Securities and its consequences except a continuing Default in the payment of the principal amount of, premium, if any, and accrued and unpaid interest on a Security. A consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder’s Security, even if notation of the consent or waiver is not made on the Security.

6.	Obligations Absolute

No reference herein to the Indenture and no provision of this Security or of the Indenture shall amend the contractual obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, or interest on this Security at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

7.	Sinking Fund

The Securities will not have the benefit of any sinking fund.

8.	Denominations; Transfer; Exchange

The Securities are issuable in fully registered form without coupons in minimum denominations of $2,000 principal amount and integral multiples of $1,000 in excess thereof. When Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Securities, the Registrar shall register the transfer or make the exchange in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but, subject to certain exceptions set forth in the Indenture, with payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection with any registration or exchange of Securities.

The Company and the Registrar shall not be required (a) to issue, register the transfer of or exchange any Securities for the a period beginning at the opening of business 15 Business Days immediately preceding the day of the sending of a notice of redemption of Securities selected for redemption and ending at the close of business on the day such notice is sent, (b) to register the transfer or exchange of Securities selected, called or being called for redemption as a whole or the portion being redeemed of any such Securities selected, called or being called for redemption in part or (c) to register the transfer or exchange of any Securities between a record date and an Interest Payment Date for the Securities.

9.	Further Issues

The Company may from time to time, without the consent of the Holders of the Securities and in accordance with the Indenture, provide for the issuance of additional Securities

10.	Optional Redemption

The Securities may be redeemed at the Company’s option, upon notice as set forth in the Indenture, in whole at any time or in part from time to time, on the terms set forth in the Indenture.

11.	Change of Control Triggering Event

Upon the occurrence of a Change of Control Triggering Event with respect to the Securities, subject to certain exceptions, the Company shall be required to offer to purchase each Holder’s Securities on the terms set forth in the Indenture.

12.	Persons Deemed Owners

The ownership of Securities shall be proved by the register maintained by the Registrar.

13.	No Recourse Against Others

No shareholder, partner, manager, member, director, officer, employee, agent or incorporator, as such, of any Company shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder shall waive and release all such liability. This waiver and release shall be part of the consideration for the issuance of the Securities.

14.	Discharge and Defeasance

Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture with respect to the Securities if the Company deposits with the Trustee money and/or U.S. Government Obligations for the payment of principal of, premium, if any, and interest on the Securities to, but not including, the date of redemption or Maturity, as the case may be.

15.	Unclaimed Money

Subject to applicable abandoned property law, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or, if then held by the Company, shall be discharged from such trust. Thereafter the Holder of such Security shall look only to the Company for payment thereof as general conditions unless an abandoned property law designates another Person.

16.	Trustee Dealings with the Company

Subject to certain limitations imposed by the TIA, the Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-Paying Agent may do the same with like rights.

17.	Abbreviations

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

18.	CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

ASSIGNMENT FORM

For value received    hereby sell(s), assign(s) and transfer(s) unto    (please insert social security or other identifying number of assignee) the within Security, and hereby irrevocably constitutes and appoints    attorney to transfer the said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Signature(s)

Signature(s) must be guaranteed by an Eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

Signature Guarantee

INCREASES OR DECREASES IN PRINCIPAL

AMOUNT OF GLOBAL SECURITY

The initial principal amount of this Global Security is $     . The following increases or decreases in this Global Security have been made:

Date of Increase or Decrease	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Remaining Principal Amount of this Global Security Following such Decrease or Increase	Signature of Authorized Signatory of Trustee or Custodian

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 1.4.3 of the Supplemental Indenture, check the box below:

☐ Section 1.4.3

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 1.4.3 of the Supplemental Indenture, state the amount you elect to have purchased: $_________

Date:

Your Signature:

(Sign exactly as your name appears on the face of this Note)

Tax Identification No:

Signature Guarantee: